Exhibit 10.3

FIRST AMENDMENT
TO THE
NISOURCE INC. EXECUTIVE DEFERRED COMPENSATION PLAN

(EFFECTIVE JANUARY 1, 2004)

     WHEREAS, NiSource Inc. (the “Company”) maintains the NiSource Inc. Executive Deferred Compensation Plan, effective January 1, 2004 (“Plan”); and

     WHEREAS, the Company has reserved the right, pursuant to Section 11.1 of the Plan, to amend the Plan and now deems it appropriate to do so in order to reflect changes in the investment options available under the Plan.

     NOW THEREFORE, Exhibit A to the Plan is hereby amended, effective March 1, 2005, to read as follows:

EXHIBIT A

Investment Options

Fidelity Based Funds
Contra Fund	Equity Income Fund	Growth & Income Fund
Growth Company Fund	Magellan Fund	Small Cap Independence Fund
Europe Fund *	Overseas Fund	Pacific Basin Fund *
Freedom 2010 Fund	Freedom 2020 Fund	Freedom 2030 Fund
Freedom 2040 Fund	Freedom Income Fund	Balanced Fund
Puritan Fund *	Intermediate Bond Fund	Spartan U.S. Equity Index Fund
Managed Income Fund

Non Fidelity Funds
American Funds EuroPacific Growth Fund
Dreyfus Emerging Leaders Fund
Janus Small Cap Value Inst. Fund
Morgan Stanley IFT U.S. Small Cap Core Fund
PIMCO Long Term Gov’t Fund
PIMCO Low Duration Fund
PIMCO Total Return Fund Inst.
PIMCO StocksPLUS Fund Inst.
Vanguard U.S. Growth Fund *
Money Market Fund

*	Closed to new investments effective March 1, 2005.

     IN WITNESS WHEREOF, the Company has caused this First Amendment to be executed on its behalf, by its officer duly authorized, this 28th day of January, 2005.

NISOURCE INC.
By:	/s/ S. LaNette Zimmerman